SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                        --------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 2, 2006
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                              Tasty Baking Company
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               (Exact Name of Registrant as Specified in Charter)


         Pennsylvania                        1-5084              23-1145880
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(State or Other Jurisdiction of           (Commission         (I.R.S. Employer
 Incorporation or Organization)           File Number)       Identification No.)



2801 Hunting Park Avenue, Philadelphia, Pennsylvania               19129
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      (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (215) 221-8500
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                                 Not applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01.  Regulation FD Disclosure.
-------------------------------------

On May 2, 2006, Tasty Baking Company issued a press release announcing that Vince Melchiorre resigned as Senior Vice President and Chief Marketing Officer of the company effective May 12, 2006. A copy of the press release is attached to this Report as Exhibit 99.1 and is incorporated herein by reference. The information disclosed in this Report under Item 7.01 and Item 9.01, including
Exhibit 99.1 hereto, is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any other registration statement or other document pursuant to the Securities Act of 1933, as amended.


Item 8.01.  Other Events
------------------------

On May 2, 2006, Tasty Baking Company announced that Vince Melchiorre resigned as Senior Vice President and Chief Marketing Officer of the company effective May 12, 2006. Mr. Melchiorre will be joining another company, which is expected to be announced shortly. Mr. Melchiorre's responsibilities will be assumed by current management, including Robert V. Brown, Vice President of Route Sales; Christopher J. Rahey, Vice President of Direct Sales; and Jonathon L. Silvon, Senior Marketing Manager.


Item 9.01.  Financial Statements and Exhibits
---------------------------------------------

(c)  The following exhibit is filed herewith:

     Exhibit 99.1       Press Release dated May 2, 2006







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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                TASTY BAKING COMPANY
                                                --------------------------------
                                                (Registrant)


     Date: May 2, 2006                          /s/ David S. Marberger
                                                --------------------------------
                                                David S. Marberger
                                                Senior Vice President and Chief
                                                Financial Officer




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                                  EXHIBIT INDEX


     Exhibit                            Description
     -------                            -----------

     99.1                               Press Release dated May 2, 2006